SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      August  31, 1997
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                          NICHOLS RESEARCH CORPORATION
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             (Exact name of registrant as specified in its charter)



          Delaware                      0-15295                63-0713665
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
  of incorporation)                                         Identification No.)


          4040 South Memorial Parkway, Huntsville, Alabama 35802-1326
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         (Address, including zip code, of principal executive offices)


                                 (205) 883-1140
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              (Registrant's telephone number, including area code)
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

       On August 27, 1997, Nichols Research Corporation ("Nichols Research"), a Delaware corporation, entered into an Agreement of Merger (the "Agreement") to acquire all of the issued and outstanding capital stock of TXEN, Inc., an Alabama corporation ("TXEN"), from the shareholders of TXEN pursuant to that Agreement. The closing of the transaction took place on August 29, 1997, and the merger became effective on August 31, 1997.

       Before August 31, 1997, Nichols Research owned 999,500 shares of the Class B Common Stock of TXEN. These shares represented 100% of the Class B Common Stock outstanding and 19.9% of all of the Common Stock of TXEN, Inc., outstanding. The other outstanding Common Stock of TXEN was composed of 4,000,500 shares of Class A Common Stock.

       Pursuant to the Agreement, effective August 31, 1997, TXEN merged into Nichols Select Corporation (the "Subsidiary"), a Delaware corporation and a wholly owned subsidiary of Nichols Research. As a result of the merger, the Class B Common Stock owned by Nichols Research was cancelled without consideration. Further, the Class A Common Stock of TXEN was exchanged for 1,084,148 shares of Nichols Research's $.01 par value Common Stock valued at approximately $26.3 million and $17,550,265.13 in cash. The purchase price was allocated among the Class A shareholders of TXEN in accordance with each such shareholder's interest in TXEN. The specific number of shares of Nichols Research Common Stock delivered to the TXEN shareholders pursuant to the Agreement was determined by negotiations between the parties, and not by any formula or other objective method. The purchase price was determined by a formula contained in a Stock Purchase Option Agreement dated December, 1994, and an amendment to that Option Agreement dated July 1996, between Nichols Research, TXEN and the shareholders of TXEN. The purchase price formula was 77 1/2 % of Nichols Research's average price to earnings ratios for the four months ended June 30, 1997, multiplied by TXEN's net after-tax earnings for its fiscal year ended June 30, 1997. This purchase price formula contained in the Option Agreement and amendment thereto was determined by negotiations between the parties.

       Chris H. Horgen, Chief Executive Officer and Chairman of the Board of Nichols Research, owned 245,000 shares of TXEN Class A Common Stock prior to the merger. Pursuant to the merger, Mr. Horgen received $2,687,006.15 in cash and received no Nichols Research Common Stock.

       At closing, Nichols Research, the Subsidiary and the shareholders of TXEN also entered into an Escrow Agreement. From the cash paid at closing, the TXEN shareholders placed $877,513.26 in escrow until September 1, 1998, to apply against any indemnification obligations that arise under the Agreement before the escrow termination date.

       The Agreement provides that in the event Nichols Research determines to file a registration statement registering any of its Common Stock under the Securities Act of 1933, then Nichols Research will permit the TXEN shareholders to include their shares in that offering and registration statement upon meeting certain conditions.

       At closing, Thomas L. Patterson amended his Employment Agreement with the Subsidiary. Pursuant to that amended Employment Agreement, Thomas L. Patterson will continue to serve as President of the Subsidiary for a two (2) year term. In addition to provisions governing the salary to be paid to Mr. Patterson, the Employment Agreement contains provisions concerning payments to be paid by the Subsidiary in the event of the employee's termination of employment with the Subsidiary. The Employment Agreement also contains a covenant not to compete, a nonsolicitation agreement and an agreement not to disclose confidential information of the Subsidiary.

       Some of the cash used to acquire the TXEN shares came from existing reserves and some of the cash was borrowed by Nichols Research under an existing credit agreement between Nichols Research, SouthTrust Bank of Alabama, N.A., First Alabama Bank, and Corestates Bank, N.A.

       The 1,084,148 shares of Nichols Research Common Stock owned by the TXEN shareholders represent approximately 8.37% of the Nichols Research Common Stock issued and outstanding.

       As a result of the merger, Nichols Research currently owns 100% of the outstanding shares of the Subsidiary. The Subsidiary provides information technology products and services to the managed healthcare industry, including computerized claims processing and administration services.

       For additional information regarding the Agreement, the Escrow Agreement and the amended Employment Agreement, please refer to the copies of those documents which are incorporated herein by reference and included as Exhibits to this Current Report on Form 8-K. The foregoing discussion is qualified in its entirety by reference to such documents.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Financial Statements of Business Acquired.

              Financial Statements of TXEN, Inc.

       (b)    Pro Forma Financial Information.

       As of the date of filing of this Current Report on Form 8-K, it is impracticable for Nichols Research to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by Amendment to this Form 8-K no later than 60 days after September 11, 1997.

       (c)    Exhibits.

       The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                          SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NICHOLS RESEARCH CORPORATION
                                                 (Registrant)

                                          By:   Michael J. Mruz
                                             --------------------------------
                                               Michael J. Mruz
                                               Chief Executive Officer
Date:  September 10, 1997
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                                      INDEX TO EXHIBITS
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Exhibit
   No.                              Description
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2.1             Agreement of Merger

2.2             Escrow Agreement

2.3             Amendment to Employment Agreement with Thomas L. Patterson

2.4 Stock Purchase Option Agreement dated December 16, 1994, among Nichols Research, TXEN, and shareholders of TXEN - incorporated by reference to exhibits filed with the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1995, under the Securities Exchange Act of 1994.

2.5 Amendment Number One to Stock Purchase Option Agreement among Nichols Research, TXEN, and the shareholders of TXEN dated July 16, 1996 - incorporated by reference to exhibits filed with the Company's registration statement on Form S-3 under the Securi-ties Act of 1933, File No. 333-08787.

99.1 Text of Press Release dated August 29, 1997, issued by Nichols Research Corporation

99.2            Financial Statements of TXEN, Inc.

99.3            Pro Forma Financial Information of TXEN, Inc. -  To be filed  by
                Amendment.

99.4            Employment Agreement with Thomas L. Patterson
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